Exhibit 32.1



                   CERTIFICATION  PURSUANT  TO SECTION 906
                   OF  THE  SARBANES-OXLEY  ACT  OF  2002


In  connection  with  the  quarterly  report  of  Meridian  Holdings,  Inc. (the
"Company") on Form 10-QSB for the period ending September 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Anthony C. Dike, the Chief Executive and Principal Financial Officer, of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Meridian Holdings, Inc., and will be retained by Meridian Holdings, Inc., and furnished to the Securities and Exchange Commission or its staff upon request.


DATE:  November 30   2005        By:  /s/  Anthony  C.  Dike
                                        -------------------
                                         Anthony  C.  Dike
                              (Principal Executive and Financial Officer)